EXHIBIT 99.2

DAIFUWASTE MANAGEMENT HOLDING LIMITED

consolidated financial statements

FOR THE Year ENDED December 31, 2010

(Stated in US dollars)

1

 DAIFUWASTE MANAGEMENT HOLDING LIMITED

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

CONTENTS

                                                                                                                             Page(s)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	2

CONSOLIDATED BALANCE SHEET	3-4

CONSOLIDATED STATEMENT OF INCOME	5

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY	6

CONSOLIDATED STATEMENT OF CASH FLOWS	7-8

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS	9-25

2

Report of Independent Registered Public Accounting Firm

To the Board of Directors and stockholders of daifuWaste Management Holding Limited

We have audited the accompanying consolidated balance sheet of daifuWaste Management Holding Limited (the “Company”) as of December 31, 2010 and the related consolidated statements of income and comprehensive income, stockholders' equity and cash flows for the year ended December 31, 2010. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the Public Company Accounting Oversight Board in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010 and the results of its operations and its cash flows for the year ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/ Parker Randall CF

Parker Randall CF (H.K.) CPA Limited

Certified Public Accountant

Hong Kong

April 9, 2011

3

DAIFUWASTE MANAGEMENT HOLDING LIMITED

CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2010
(Stated in US Dollars)
		December 31	December 31
	Notes	2010	2009
			Reclassified
ASSETS		$	$
Current assets
Cash and cash equivalents		566,085	1,503,562
Restricted cash		4,067,777	4,012,267
Accounts receivable		494,243	190,710
Inventories	4	398,384	859,909
Prepayments, deposits and other receivables	5	1,070,582	407,301

Total current assets		6,597,071	6,973,749

Non –current assets
Property, plant and equipment, net	6	34,675	44,978

TOTAL ASSETS		6,631,746	7,018,727

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable		29,643	-
Other payables and accrued liabilities	7	3,428,360	3,320,908
Total current liabilities		3,458,003	3,320,908
TOTAL LIABILITIES		3,458,003	3,320,908

4

DAIFUWASTE MANAGEMENT HOLDING LIMITED

CONSOLIDATED BALANCE SHEET (CONTINUED)
AS OF DECEMBER 31, 2010
(Stated in US Dollars)
		December 31	December 31
	Notes	2010	2009
			Reclassified
		$	$

STOCKHOLDERS’ EQUITY
Common stock	11	960,731	948,000
Preferred stock	11	318,875	318,875
Additional paid-in capital		7,781,014	7,640,125
Accumulated other comprehensive income
- foreign currency translation adjustments		43,413	2,584
- loss on share exchange		(2,952)	-
Accumulated deficit		(5,926,561)	(5,211,170)

		3,174,520	3,698,414

Non-controlling interests	12	(777)	(595)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY		6,631,746	7,018,727

                             See notes to the consolidated financial statements

5

DAIFUWASTE MANAGEMENT HOLDING LIMITED

CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2010
(Stated in US Dollars)
	Year ended	Year ended
	December 31	December 31
	2010	2009
		Reclassified
	$	$

Net sales	3,184,332	190,593
Cost of sales	(2,127,075)	(89,812)
Gross profit	1,057,257	100,781

Selling and distribution expenses	(445,245)	(414,185)
Administrative and other operating costs	(1,314,464)	(1,750,233)
Depreciation and amortization	(11,542)	(11,438)
Impairment loss	-	(523,301)
Loss from operations	(713,994)	(2,598,376)

Other income	-	5,278
Financial income and (expense)	(3,361)	29,604
Interest income	1,782	2,557
Loss before taxes	(715,573)	(2,560,937)

Income tax	-	-
Net loss after taxes	(715,573)	(2,560,937)

Non-controlling interests	182	150

Net loss	(715,391)	(2,560,787)

Other comprehensive income
-foreign currency translation adjustment	40,829	(5,758)
-loss on share exchange	(2,952)	-

Total comprehensive income	(677,514)	(2,566,545)

Net loss per stock - basic and diluted	(0.0071)	(0.0271)
Weighted average number of shares outstanding during the periods - basic and diluted	95,517,382	94,800,001

                          See notes to the consolidated financial statements

6

DAIFUWASTE MANAGEMENT HOLDING LIMITED

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2010
(Stated in US Dollars)

					Accumulated
			Additional		other
	Common stock	Preferred stock	paid-in capital	Accumulated deficit	comprehensive income	Total
	$	$	$	$	$	$

Balance, January 01, 2009	948,000	99,954	2,400,046	(2,650,383)	8,342	805,959
Issue of preferred stock	-	218,921	5,240,079	-	-	5,459,000
Net loss for the year	-	-	-	(2,560,787)	-	(2,560,787)
Foreign currency translation adjustment	-	-	-	-	(5,758)	(5,758)
Loss on share exchange	-	-	-	-	-	-

Balance, December 31, 2009	948,000	318,875	7,640,125	(5,211,170)	2,584	3,698,414

Balance, January 01, 2010	948,000	318,875	7,640,125	(5,211,170)	2,584	3,698,414
Stock-based compensation	12,731	-	140,889	-	-	153,620
Net loss for the year	-	-	-	(715,391)	-	(715,391)
Foreign currency translation adjustment	-	-	-	-	40,829	40,829
Loss on share exchange	-	-	-	-	(2,952)	(2,952)

Balance, December 31, 2010	960,731	318,875	7,781,014	(5,926,561)	40,461	3,174,520

                              See notes to the consolidated financial statements

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2010
(Stated in US Dollars)
	Year Ended	Year Ended
	December 31	December 31
	2010	2009
		Reclassified
	$	$
Cash flows from operating activities
Net loss for the year	(715,391)	(2,560,787)
Non-controlling interest Adjustments to reconcile net income to net cash provided by operating activities:	(182)	(147)
Depreciation and amortization	11,542	-
Stock based compensation	153,620	-
Changes in operating assets and liabilities:
Increase in accounts receivable	(295,720)	(179,982)
(Increase)/Decrease in other receivables and prepayments	(633,897)	336,151
Decrease/ (Increase) in inventory	478,669	(859,909)
Increase in accounts payable	29,696	-
Decrease in amounts due to related companies	-	(151,521)
Increase/ (Decrease) in tax payable	151,206	(128,189)
(Decrease)/ Increase in other payables and accrued liabilities	(68,271)	1,892,516

Net cash used in operating activities	(888,728)	(1,651,868)

Cash flows from investing activities
Purchase of plant and equipment	-	(44,978)

Net cash used in investing activities	-	(44,978)

Cash flows from financing activities
Proceeds from preferred stock	-	218,921

Increase in additional paid-in capital	-	5,240,079

Decrease (increase) in restricted cash	(50,414)	(4,012,267)

Net cash provided by financing activities	(50,414)	1,446,733

Net decrease in cash and cash equivalents	(939,142)	(250,113)

See notes to the consolidated financial statements

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2010
(Stated in US Dollars)
	Year Ended	Year Ended
	December 31	December 31
	2010	2009
		Reclassified
	$	$

Effect of foreign currency translation on cash and cash equivalents	1,665	(5,758)

Cash and cash equivalents – beginning of year	1,503,562	1,759,433

Cash and cash equivalents – end of year	566,085	1,503,562

                                    See notes to the consolidated financial statements

9

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

1.      Organization and principal activities

daifuwaste Management Holding Limited (Cayman) (“the Company”) formerly named China Healthcare Holdings Limited, was incorporated in Cayman on August 1, 2000.

On June 30, 2008, the Company underwent a reverse-merger with its subsidiaries as detailed in 2(c) Consolidation below, involving an exchange of shares (Share Exchange) between the Company and daifuWaste Management Holding Limited (Samoa) (“daifuWaste Samoa”), daifuWaste Solutions Inc. (“daifuWaste Solutions”), daifuWaste Investment Limited (“daifuWaste Investment”), Hydroclave China Inc. (“Hydroclave”) and daifuWaste Investment (Hong Kong) Limited (“daifuWaste HK”). As of December 31, 2009, the Company had totally issued an aggregate of 94,800,001 common stocks and 31,887,475 preferred stocks to the stockholder of daifuWaste Samoa and Vantage Stride (Mauritius) Limited respectively. For financial reporting purposes, this transaction is classified as a recapitalization of daifuWaste Samoa, daifuWaste Solutions, daifuWaste Investment, Hydroclave and daifuWaste HK. The accompanying consolidated financial statements were retroactively adjusted to reflect the effects of the recapitalization. On January 13, 2009, daifuWaste HK acquired Puhua Kangjian Environment Technology (Shenzhen) Limited (“PHKJ”). On April 30, 2010, 738,000 share options of daifuWaste Solutions as detailed in 9(b) were exercised by Chong Freddy Goman Yu Ting(“Mr Chong”). daifuWaste Samoa issued 1,033,200 ordinary shares of par value US$0.01 per share to Mr Chong as consideration for purchase 738,000 ordinary shares of par value US$0.01 per share of daifuWaste Solutions from Mr Chong. The Company issued 1,033,200 ordinary shares of par value US$0.01 per share to Mr Chong as consideration for purchase 1,033,200 ordinary shares of par value US$0.01 per share of daifuWaste Samoa. On November 30, 2010, the Company issued 239,904 ordinary shares to Hans Jurgen Mayer. As of December 31, 2010, the Company had totally issued an aggregate of 96,073,105 common stocks and 31,887,475 preferred stocks.

The Company is principally engaging in the holding of investments.

The account is prepared on the basis with assumption that as if at the beginning of January 1, 2008, the Company acquired 100% of daifuWaste Samoa. daifuWaste Samoa was incorporated on October 3, 2007 with 94,800,001 issued common stocks. After share exchange on 30 April, 2010, daifuWaste Samoa had totally issued an aggregate of 95,833,201 common stocks. The principal activity of daifuWaste Samoa is holding of investments.

daifuWaste Solutions is a subsidiary which is 100% held by daifuWaste Samoa. It situated in British Virgin Islands. The principle activity is medical waste equipment trading.

daifuWaste Investment is a subsidiary which is 100% held by daifuWaste Samoa. It situated in Samoa. The principle activity is holding investment in medical waste treatment centre.

Hydroclave is a subsidiary which is 95% held by daifuWaste Samoa. It situated in British Virgin Islands. The principle activity is holding investment in medical waste technology.

daifuWaste HK is a subsidiary which is 100% held by daifuWaste Solutions. It situated in Hong Kong. The principle activities are holding of investments and medical waste equipment trading.

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

1. Organization and principal activities (CONTinued)

PHKJ is a subsidiary which is 100% held by daifuWaste HK. It situated in PRC. The principle activity is medical waste equipment trading.

The Company and its subsidiaries (collectively the “Group”) are principally engaging in holding medical waste technology; medical waste equipment trading; and holding investment in medical waste treatment centre.

2.      Summary of significant accounting policies

(a)      Method of Accounting

The Group maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The consolidated financial statements and notes are representations of management. Accounting policies adopted by the Group conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of consolidated financial statements, which are compiled on the accrual basis of accounting.

(b)      Basis of presentation

The Group’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”)

This basis of accounting differs in certain material respects from that used for the preparation of the books of account of the subsidiary situated in the PRC, which are prepared in accordance with the accounting principles and the relevant financial regulations applicable to enterprises with limited liabilities established in the PRC (“PRC GAAP”), the accounting standards used in the places of their domicile. The accompanying financial statements reflect necessary adjustments not recorded in the books of account of the Company to present them in conformity with US GAAP.

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.         Summary of significant accounting policies (CONTINUED)

(c) Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries. Significant inter-company transactions have been eliminated in consolidation.

As of December 31 2010, the particulars of the subsidiaries are as follows:

Name of company	Place of incorporation	Date of incorporation	Attributable equity interest %	Issued capital
daifuWaste Management Holding Limited	Samoa	October 3, 2007	100%	US$958,332
daifuWaste Solutions Inc.	British Virgin Islands	August 11, 2000	100%	US$477,380
daifuWaste Investment Limited	Samoa	October 3,2007	100%	US$50,000
Hydroclave China Inc.	British Virgin Islands	July 15,2002	95%	US$50,000
daifuWaste Investment (Hong Kong) Limited	Hong Kong	March 6, 2000	100%	HK$10,000,000
Puhua Kangjian Environment Technology (Shenzhen) Limited	PRC	September 15, 2003	100%	RMB10,000,000

(d) Use of estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results might differ from those estimates.

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.      Summary of significant accounting policies (CONTINUED)

(e) Net Loss Per Stock

Basis loss per stock is calculated by dividing net loss by the weighted-average number of common stocks outstanding during the year, and does not include the impact of any potentially dilutive common stock equivalents. Potential common stocks are not included in the computation of loss per stock, if their effect is antidilutive. At December 31, 2010, the Company had 10,000,000 potential common stocks as a stock option to its directors, consultant and employees. At December 31, 2010, daifuWaste Solutions Inc., one of 100% wholly-owned subsidiary of the Company, had 2,262,000 potential common stocks as a stock option to its employee.

(f) Economic and political risks

The Group’s operations are conducted in Hong Kong and the PRC. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Group’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(g)     Cash and cash equivalents

The Group considers all highly liquid investments with initial maturities of three months or less to be cash equivalents. The Group maintains bank accounts in Hong Kong and the PRC. The Group does not maintain any bank accounts in the United States of America.

(h)     Restricted cash

Deposits in banks for securities of performance and deposit on escrow for Group’s projects that are restricted in use are classified as restricted cash under current assets.

(i)       Accounts receivable

Accounts receivable consists of amounts due from customers. The Group extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and determined based on management’s assessment of known requirements, aging of receivables, payment history, the customer’s current credit worthiness and the economic environment.

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.      Summary of significant accounting policies (CONTINUED)

(j)     Accounting for the Impairment of Long-Lived Assets

The Group adopted Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The Group periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Group believes that, as of December 31, 2010 and December 31, 2009, there were no significant impairments of its long-lived assets.

(k)   Inventories

Inventories are valued at the lower of cost or market value with cost determined on a specific identification basis. In assessing the ultimate realization of inventories, the management makes judgments as to future demand requirements compared to current or committed inventory levels. The Group’s reserve requirements generally increase/decrease due to managements projected demand requirements, market conditions and product life cycle changes. During the reporting period, the Group did not make any allowance for slow-moving or defective inventories.

(l)     Plant and Equipment

Plant and equipments stated at cost less depreciation and amortization and accumulated impairment loss.

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives and residual value of the plant and equipment are as follows:

	Residual value	Useful life
Vehicles	5%	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to expense as incurred, whereas significant renewals and betterments are capitalized.

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2. Summary of significant accounting policies (CONTINUED)

(m)    Goodwill

Goodwill was generally acquired in acquisitions in 2009 and 2008. Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, or SFAS No. 142, requires goodwill to be tested for impairment on an annual basis and between annual tests in certain circumstances, and written down when impaired. We perform this analysis during the fourth quarter of each year. Goodwill has been written off for the year since the management believes that no benefit is expected to flow to the Group in the foreseeable future.

(n)      Foreign currency translation

The accompanying consolidated financial statements are presented in United States dollars. The functional currencies of the Group are Hong Kong Dollar (HK$) and Renminbi (RMB). The consolidated financial statements are translated into United States Dollars from Hong Kong Dollar and Rembminbi at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	2010	2009
Year end RMB : US$ exchange rate	0.15170	0.14670
Average periodic RMB : US$ exchange rate	0.14794	0.14661
Year end HK$ : US$ exchange rate	0.12850	0.12900
Average periodic HK$ : US$ exchange rate	0.12873	0.12900

RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(o)        Revenue recognition

Revenue represents the invoiced value of goods sold recognized upon the delivery of goods to customers. Revenue is recognized when all of the following criteria are met:

-Persuasive evidence of an arrangement exists;

-Delivery has occurred or services have been rendered;

-The seller’s price to the buyer is fixed or determinable; and

-Collectability is reasonably assured. Payments have been established.

15

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.   Summary of significant accounting policies (CONTINUED)

(p)         Cost of revenue

Regarding the trading of machine that deals with medical waste, the respective cost of revenue consists primarily of material cost, labor cost, subcontracting expenses and related expenses which are directly attributable to the trading.

(q)        Income taxes

The Group accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated statements of income and comprehensive income in the period that includes the enactment date.

(r)         Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other consolidated financial statements. The Group’s current components of other comprehensive income are the foreign currency translation adjustment.

(s)         Stock based compensation

Under SFAS No. 123R, we adopted the fair value recognition provisions of Financial Accounting Standards Board, or FASB, Statement of Financial Accounting Standards, Stock-Based Payment, using the modified prospective application method. Stock-based compensation expense is measured at the grant date based on the value of the option or restricted stock and is recognized as expense, less expected forfeitures, over the requisite service period.

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.         Summary of significant accounting policies (CONTINUED)

(t)         Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

(u)        Recent accounting pronouncements

In January 2010, the FASB issued ASU Update No.2010-02 “Accounting and Reporting for Decrease in Ownership of a subsidiary – a Scope Clarification”. The update provides amendments to subtopic 810-10 and related guidance within US GAAP to clarify that the scope of the decrease in ownership provisions of the Subtopic and related guidance applies to three cases. The amendments in this Update also clarify that the decrease in ownership guidance in Subtopic 810-10 does not apply to the sales of in substance real estate and conveyances of oil and gas mineral rights transactions even if they involve businesses. If a decrease in ownership occurs in a subsidiary that is not a business or nonprofit activity, and entity first needs to consider whether the substance of the transaction causing the decrease in ownership in addressed in other U.S.GAAP, such as transfers of financial assets, revenue recognition, exchanges of nonmonetary assets, sales of in substance real estate, or conveyances of oil and gas mineral rights, and apply that guidance as applicable. If no other guidance exists, an entity should apply the guidance in Subtopic 810-10. The amendments in this Update also expand the disclosure about the deconsolidation of a subsidiary or derecognition of a group of assets within the scope of Subtopic 810-10.

In February 2010, the FASB issued ASU Update No.2010-10 “Consolidation-Amendments for Certain Investment Funds”. The amendments to the consolidation requirements of Topic 810 resulting from the issuance of Statement 167 are deferred for a reporting entity’s interest in an entity (1) that has all the attributes of an investment company or (2) for which it is industry practice to apply measurement principles for financial reporting purposes that are consistent with those followed by investment companies. The deferral does not apply in situations in which a reporting entity has the explicit or implicit obligation to fund losses of an entity that could potentially be significant to the entity. The deferral also does not apply to interests in securitization entities, asset-backed financing entities, or entities formerly considered qualifying special purpose entities. In addition, the deferral applies to a reporting entity’s interest in an entity that is required to comply or operate in accordance with requirements similar to those in Rule 2a-7 of the Investment Company Act of 1940 for registered money market funds. An entity that qualifies for the deferral will continue to be assessed under the overall guidance on the consolidation of variable interest entities in Subtopic 810-10 (before the Statement 167 amendments) or other applicable consolidation guidance, such as the guidance for the consolidation of partnerships in Subtopic 810-20.

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2. Summary of significant accounting policies (CONTINUED)

(u) Recent accounting pronouncements (Continued)

The amendments in this Update also clarify that for entities that do not qualify for the deferral, related parties should be considered when evaluating each of the criteria in paragraph 810-10-55-37, as amended by Statement 167, for determining whether a decision maker or service provider fee represents a variable interest. In addition, the requirements for evaluating whether a decision maker’s or service provider’s fee is a variable interest are modified to clarify the Board’s intention that a quantitative calculation should not be the sole basis for this evaluation. The amendments in this Update are effective as of the beginning of a reporting entity’s first annual period that begins after November 15, 2009, and for interim periods within that first annual reporting period. The effective date coincides with the effective date for the Statement 167 amendments to Topic 810. Early application is not permitted.

In April 2010, the FASB issued ASU Update No.2010-13 “Compensation-Stock compensation, Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades”. This Update provides amendments to Topic 718 to clarify that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity securities trades 2 should not be considered to contain a condition that is not a market, performance, or service condition. Therefore, an entity would not classify such an award as a liability if it otherwise qualifies as equity. The amendments in this Update do not expand the recurring disclosures required by Topic 718. Disclosures currently required under Topic 718 are applicable to a share-based payment award, including the nature and terms of share-based payment arrangements.

In April 2010, the FASB issued ASU Update No.2010-23 “Receivables- Effect of a Loan Modification When the Loan Is Part of a Pool That Is Accounted for as a Single Asset” As a result of the amendments in this Update, modifications of loans that are accounted for within a pool under Subtopic 310-30 do not result in the removal of those loans from the pool even if the modification of those loans would otherwise be considered a troubled debt restructuring. An entity will continue to be required to consider whether the pool of assets in which the loan is included is impaired if expected cash flows for the pool change. The amendments in this Update do not affect the accounting for loans under the scope of Subtopic 310-30 that are not accounted for within pools. Loans accounted for individually under Subtopic 310-30 continue to be subject to the troubled debt restructuring accounting provisions within Subtopic 310-40, Receivables—Troubled Debt Restructurings by Creditors.

In July 2010, the FASB issued ASU Update No.2010-20 “Receivables-Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses”. The objective of the amendments in this Update is for an entity to provide disclosures that facilitate financial statement users’ evaluation of the following:

1. The nature of credit risk inherent in the entity’s portfolio of financing receivables

2. How that risk is analyzed and assessed in arriving at the allowance for credit losses

3. The changes and reasons for those changes in the allowance for credit losses.

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2. Summary of significant accounting policies (CONTINUED)

(u) Recent accounting pronouncements (Continued)

The amendments in this Update define two levels of disaggregation—portfolio segment and class of financing receivable. A portfolio segment is defined as the level at which an entity develops and documents a systematic method for determining its allowance for credit losses. Classes of financing receivables generally are a disaggregation of portfolio segment. The amendments in this Update provide additional implementation guidance to determine the appropriate level of disaggregation of information. The amendments in this Update require an entity to provide the following additional disclosures about its financing receivables:

1. Credit quality indicators of financing receivables at the end of the reporting period by class of financing receivables

2. The aging of past due financing receivables at the end of the reporting period by class of financing receivables

3. The nature and extent of troubled debt restructurings that occurred during the period by class of financing receivables and their effect on the allowance for credit losses

4. The nature and extent of financing receivables modified as troubled debt restructurings within the previous 12 months that defaulted during the reporting period by class of financing receivables and their effect on the allowance for credit losses

5. Significant purchases and sales of financing receivables during the reporting period disaggregated by portfolio segment.. The amendments in this Update enhance disclosures about the credit quality of financing receivables and the allowance for credit losses. For public entities, the disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. For nonpublic entities, the disclosures are effective for annual reporting periods ending on or after December 15, 2011.

In September 2010, the FASB issued ASU Update No.2010-25 “Reporting loans to participants by defined contribution pension plans”. The amendments in this Update require that participant loans be classified as notes receivable from participants, which are segregated from plan investments and measured at their unpaid principal balance plus any accrued but unpaid interest. The amendments in this Update should be applied retrospectively to all prior periods presented, effective for fiscal years ending after December 15, 2010. Early adoption is permitted.

19

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

2. Summary of significant accounting policies (CONTINUED)

(u) Recent accounting pronouncements (Continued)

In December 2010, the FASB issued Update No. 2010-28 “Intangibles—Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts”. The amendments in this Update modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with the existing guidance and examples in paragraph 350-20-35-30, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. For nonpublic entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Nonpublic entities may early adopt the amendments using the effective date for public entities.

In January 2011, the FASB issued Update No. 2011-01 “Receivables (Topic 310): Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-2”. The amendments in this Update temporarily delay the effective date of the disclosures about troubled debt restructurings in Update 2010-20 for public entities. The delay is intended to allow the Board time to complete its deliberations on what constitutes a troubled debt restructuring. The effective date of the new disclosures about troubled debt restructurings for public entities and the guidance for determining what constitutes a troubled debt restructuring will then be coordinated. Currently, that guidance is anticipated to be effective for interim and annual periods ending after June 15, 2011.

The Group does not anticipate that the adoption of the above recent accounting pronouncements will have a material impact on these financial statements.

3.      Comparative Figures

Certain comparative figures have been re-classified in order to comply with the presentation adopted in the current year.

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

4.      INVENTORIES

Inventories as of December 31, 2010 and December 31, 2009 are consisted of the following:

	December 31	December 31
	2010	2009
		Reclassified
	$	$
Raw materials	398,384	859,909
	398,384	859,909

5.      PREPAYMENTS, DEPOSITS AND OTHER RECEIVABLES

Prepayments, deposits and other receivables as of 31 December, 2010 and December 31, 2009 are consisted of the following:

	31-Dec	31-Dec
	2010	2009
	$	$
Temporary payment	22,359	-
Contract guarantee deposits	255,387	168,992
Deposit to suppliers	523,207	126,969
Premises and sundry deposits	269,629	111,340

	1,070,582	407,301

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DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

6.      PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment as of December 31, 2010 and December 31, 2009 are consisted of the following:

	December 31	December 31
	2010	2009
		Reclassified
	$	$
Cost	62,291	60,238
Accumulated depreciation	(27,616)	(15,260)

Net book value	34,675	44,978

Depreciation expense for year ended December 31, 2010 and for the year ended December 31, 2009 was $11,542 and $11,438 respectively.

7.      OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities at December 31, 2010 are consisted of the following:

	December 31	December 31
	2010	2009
		Reclassified
	$	$
Deposit received	2,710,005	3,046,516
Staff cost payable	525,138	294,868
Other accruals and payables	170,726	107,713
Value added tax payable/ (tax paid)	22,491	(128,189)

Total other payables and accrued liabilities	3,428,360	3,320,908

22

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

  INCOME TAXES

The Group was not subject to income tax as the Group incurred a loss for the period.

  COMMITMENTS AND CONTINGENCIES

Litigation

As of December 31, 2010, there is no material litigation pending or threatened against the Group in according to the best knowledge of the Group’s management and counsel.

23

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

  STOCK BASED COMPENSATION

(a)    Share Option Scheme of the Company

On May 18, 2008, the board of directors of the Company adopted the Share Option Scheme. Under the Share Option Scheme, 10,000,000 shares have been reserved for the grant of options (10% of total Stockholding as at Board Meeting Date), which will be expired on the 2nd Year anniversary after IPO of the Company. Under the scheme, the exercise price for the share options granted for conversion to shares is US$0.01 per share. For the Share Option granted to the Grantee, it is required to have exercised the Share Option within three months of his/her termination of employment, and the Grantee must guarantee that he/she will keep his/her position either as Directors, officer, employee or consultant of the Company as at 31 December 2010.

Up to December 31, 2010, share options of 10,000,000 shares were granted and none of the options has been exercised.

(b)   Share Option Scheme of daifuWaste Solutions

On February 8, 2007, the board of directors of daifuWaste Solutions adopted the Share Option Scheme.

Under the Share Option Scheme, 10,000,000 shares have been reserved for the grant of options, which will be expired on the 2nd Year anniversary after IPO of daifuWaste Solutions. Under the scheme, the exercise price for the share option granted for conversion to shares is US$0.01 per share. For the Share Option granted to the Employees (not including to the Directors and Consultants of daifuWaste Solutions), it is required to have exercised the Share Option within three months of his/her termination of the employment, and the Grantee must guarantee that he/she will keep his/her position either as Directors, officer, employee or consultant of daifuWaste Solutions as at 31 December 2010.

The following table shows details of exercise of granted share option by option holders:

Name	Share option granted	Exercised date	Exercised shares
Choy Hon Choi Michael	2,500,000	October 20, 2007	2,500,000
Yin Jie	1,500,000	October 20, 2007	1,500,000
Chow Chu Keung	1,000,000	October 20, 2007	1,000,000
Priscilla Marilyn Lu	2,000,000	October 20, 2007	2,000,000
Chong Freddy Goman Yu Ting	3,000,000	April 30, 2010	738,000

During the year of 2007, 7,000,000 share options are exercised by Choy Hon Choi Michael, Yin Jie, Chow Chu Keung and Priscilla Marilyn Lu. On April 30, 2010, 738,000 share options are exercised by Chong Freddy Goman Yu Ting (“Mr. Chong”) and 2,262,000 outstanding share options have not been exercised by Mr. Chong.

24

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

10. STOCK BASED COMPENSATION (CONTINUED)

(b)   Share Option Scheme of daifuWaste Solutions (Continued)

On June 30, 2008, the board of directors of daifuWaste Solutions Inc. resolved that the established Share Option Scheme be closed for all new issues, no further grants of options shall be made and the Share Option Scheme be terminated with immediate effect following the exercise of Mr. Chong’s outstanding share options.

  COMMON STOCK AND PREFERRED STOCK

Stocks as at December 31, 2010 is consisted of the following:

Authorized 10,000,000,000 common stock @ USD0.01 each	$100,000,000

1,000,000,000 preferred stock @USD0.01 each	$ 10,000,000

Issued and fully paid:
96,073,105 common stock @USD0.01 each	$ 960,731
31,887,475 preferred stock @USD0.01each	$ 318,875

On April 30, 2010, The Company issued 1,033,200 ordinary shares of par value US$0.01 per share to Mr Chong as consideration for purchase 1,033,200 ordinary shares of par value US$0.01 per share of daifuWaste Samoa.

On November 30, 2010, the Company issued 239,904 ordinary shares at price of US$0.2501 per share to Hans Jurgen Mayer.

25

DAIFUWASTE MANAGEMENT HOLDING LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

  NON-CONTROLLING INTERESTS

The Group has non-controlling interests in one of its subsidiaries. The balance of the non-controlling interests as of December 31, 2010 and December 31, 2009 are as follows:

SUBSIDIARY	NON-CONTROLLING INTERESTS %	NON-CONTROLLING INTERESTS BALANCE AT December 31, 2010	NON-CONTROLLING INTERESTS BALANCE AT December 31, 2009
		$	$
Hydroclave China Inc.	5%	(777)	(595)

  SUBSEQUENT EVENTS

On January 31, 2011, 10,000,000 share options of the Company were exercised by option holders.

On January 31, 2011, the Company issued an aggregate of 283,318 ordinary shares of par value US$0.01 per share to the following persons:

Name	Ordinary Shares issued
Hans Jurgen Mayer	101,391
Chinin Tana	99,960
Simon Shah	81,967

26